                                                                    EXHIBIT 10.2

================================================================================





                          INSITUFORM TECHNOLOGIES, INC.




                       -----------------------------------

                                 THIRD AMENDMENT
                          Dated as of February 28, 2003



                                       to



                            NOTE PURCHASE AGREEMENTS
                          Dated as of February 14, 1997

                       -----------------------------------




                 Re: $110,000,000 7.88% Senior Notes, Series A,
                              Due February 14, 2007







================================================================================

                   THIRD AMENDMENT TO NOTE PURCHASE AGREEMENTS

         THIS THIRD AMENDMENT dated as of February 28, 2003 (the or this "Third Amendment") to the Note Purchase Agreements, each dated as of February 14, 1997, is between INSITUFORM TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and each of the institutions which is a signatory to this Third Amendment (collectively, the "Noteholders").


                                    RECITALS:

          A. The Company and each of the Noteholders have heretofore entered into separate and several Note Purchase Agreements, each dated as of February 14, 1997 as amended by the First Amendment to the Note Purchase Agreements dated as of August 20, 1997 and as further amended by the Second Amendment to Note Purchase Agreements dated as of March 30, 2000 (collectively, the "Note Agreements"), pursuant to which the Company has heretofore issued its 7.88% Senior Notes, Series A, due February 14, 2007, in the aggregate principal amount of $110,000,000 (the "Notes"). The Noteholders are the holders of 100% of the outstanding principal amount of the Notes.

          B. The Company and the Noteholders now desire to amend the Note Agreements in the respects, but only in the respects, hereinafter set forth in order to reflect certain agreements between the Company and the Noteholders.

          C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Agreements unless herein defined or the context shall otherwise require.

          D. All requirements of law have been fully complied with and all other acts and things necessary to make this Third Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

         NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Third Amendment set forth in
Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1. AMENDMENTS.

         Section 1.1. The definition of "Loan Agreement" in Exhibit B of the Note Agreement is hereby deleted in its entirety.

         Section 1.2. The definition of "Priority Debt" in Exhibit B of the Note Agreement is hereby deleted in its entirety and replaced by the following:

                           "Priority Debt" means, as of the date of any
                  determination thereof, the sum (without duplication) of (a) Indebtedness of Subsidiaries on such date, other than (i) Indebtedness owing to the

                  Company or any Wholly-owned Subsidiary and (ii) any Guaranty by any Subsidiary of unsecured Indebtedness of the Company or any other Subsidiary so long as such Subsidiary provides a Subsidiary Guaranty and complies with the requirements of
                  Section 9.8 hereof, and (b) Indebtedness of the Company and its Subsidiaries secured by Liens permitted by Section 10.5(l)."

         Section 1.3. The definition of "Specified Subsidiary Indebtedness" in Exhibit B of the Note Agreement is hereby deleted in its entirety.

         Section 1.4. The second to last sentence of paragraph "E." of the Intercreditor Agreement is hereby amended in its entirety to read as follows:

                           "The Bank Guaranty, the Noteholder Guaranty and any
                  other Guaranty executed by a Subsidiary of the Company for the benefit of a Creditor which becomes a party to this Agreement pursuant to ss.3.4 of this Agreement are hereinafter referred to collectively as the "Subsidiary Agreements".

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         Section 2.1. To induce the Noteholders to execute and deliver this Third Amendment, the Company represents and warrants (which representations shall survive the execution and delivery of this Third Amendment) to the Noteholders that:

                   (a) this Third Amendment has been duly authorized, executed and delivered by it and this Third Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                   (b) the Note Agreements, as amended by this Third Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                   (c) the execution, delivery and performance by the Company of this Third Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c), other than any violation, breach or default which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect; and

                   (d) as of the date hereof and after giving effect to this Third Amendment, no Default or Event of Default has occurred which is continuing.

SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS THIRD AMENDMENT.

         Section 3.1. This Third Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

                   (a) executed counterparts of this Third Amendment, duly executed by the Company and the holders of at least 66-2/3% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;

                   (b) executed copies of a consent to this Agreement shall have been duly executed by the Subsidiaries which are parties to the Subsidiary Guaranties;

                   (c) executed counterparts of an amendment to the Intercreditor Agreement reflecting the amendment set forth in Section
         1.4 of this Agreement shall have been duly executed and delivered by the Bank, the Company and each Subsidiary delivering a Guaranty to the Noteholders and the Bank, and shall have been delivered to the Noteholders; and

                   (d) the representations and warranties of the Company set forth in Section 2 hereof are true and correct on and with respect to the date hereof and a certificate of a Responsible Officer certifying the same shall have been delivered to the Noteholders.

Upon receipt of all of the foregoing, this Third Amendment shall become effective. Delivery of this Third Amendment to the Company, duly executed by the holders of at least 66-2/3% of the outstanding principal amount of the Notes, shall acknowledge satisfaction of the foregoing conditions.

SECTION 4. PAYMENT OF NOTEHOLDERS' COUNSEL FEES AND EXPENSES.

         Section 4.1. The Company agrees to pay upon demand, the reasonable fees and expenses of Chapman and Cutler, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this Third Amendment.

SECTION 5. MISCELLANEOUS.

         Section 5.1. This Third Amendment shall be construed in connection with and as part of each of the Note Agreements, and except as modified and expressly amended by this Third

Amendment, all terms, conditions and covenants contained in the Note Agreements and the Notes are hereby ratified and shall be and remain in full force and effect.

        Section 5.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Third Amendment may refer to the Note Agreements without making specific reference to this Third Amendment but nevertheless all such references shall include this Third Amendment unless the context otherwise requires.

         Section 5.3. The descriptive headings of the various Sections or parts of this Third Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

         Section 5.4. This Third Amendment shall be governed by and construed in accordance with Illinois law.

         Section 5.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Third Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

                               INSITUFORM TECHNOLOGIES, INC.



                               By           /s/ Joseph A. White
                                  -------------------------------------------
                                  Its Vice President and Chief Financial Officer
                                      ------------------------------------------

Accepted and agreed to as of the date first written above:



                                THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY



                                By  /s/
                                   ---------------------------------------------
                                   Its  AUTHORIZED REPRESENTATIVE
                                       -----------------------------------------



                                PRINCIPAL LIFE INSURANCE COMPANY



                                By:   Principal Global Investors, LLC, a
                                      Delaware limited liability company,
                                      Authorized Signatory



                                By  /s/ DEBRA SVOBODA EPP
                                   ---------------------------------------------
                                   Its  COUNSEL
                                       -----------------------------------------



                                By  /s/ CLINT WOODS
                                   ---------------------------------------------
                                   Its  COUNSEL
                                       -----------------------------------------


                                ALLSTATE LIFE INSURANCE COMPANY



                                By  /s/ RHONDA L. HOPPS
                                   ---------------------------------------------



                                By  /s/ JERRY D. ZINKULA
                                   ---------------------------------------------
                                              Authorized Signatories

                                CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                By:  CIGNA Investments, Inc.



                                    By  /s/ SEAN M. FEELEY
                                       -----------------------------------------
                                       Its  VICE PRESIDENT
                                           -------------------------------------


                                LIFE INSURANCE COMPANY OF NORTH AMERICA

                                By:  CIGNA Investments, Inc.



                                    By  /s/ SEAN M. FEELEY
                                       -----------------------------------------
                                       Its  VICE PRESIDENT
                                           -------------------------------------


                                CONNECTICUT GENERAL LIFE INSURANCE COMPANY, on
                                   behalf of one or more separate accounts

                                By:  CIGNA Investments, Inc.



                                    By  /s/ SEAN M. FEELEY
                                       -----------------------------------------
                                       Its  VICE PRESIDENT
                                           -------------------------------------


                                JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                                   (successor by merger to Alexander Hamilton
                                   Life Insurance Company of America)



                                By  /s/
                                   ---------------------------------------------
                                   Its  VICE PRESIDENT
                                       -----------------------------------------


                                ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF
                                AMERICA



                                By  /s/
                                   ---------------------------------------------
                                   Its  VICE PRESIDENT
                                       -----------------------------------------

                                RELIASTAR LIFE INSURANCE COMPANY,
                                   successor by merger to Northern Life
                                   Insurance Company
                                RELIASTAR LIFE INSURANCE COMPANY,
                                   successor by merger to ReliaStar United
                                   Services Life Insurance Company
                                RELIASTAR BANKERS SECURITY LIFE INSURANCE
                                COMPANY
                                RELIASTAR LIFE INSURANCE COMPANY

                                By:  ING Investment Management LLC, as Agent



                                    By  /s/ JAMES V. WITTICH
                                       -----------------------------------------
                                       Its  SENIOR VICE PRESIDENT
                                           -------------------------------------


                                ACE PROPERTY & CASUALTY INSURANCE COMPANY

                                By:   Stein Roe & Farnham Incorporated, as agent



                                    By  /s/ RICHARD A. HEGWOOD
                                       -----------------------------------------
                                       Name:  Richard A. Hegwood
                                       Title: Senior Vice President


                                THE SECURITY FINANCIAL LIFE INSURANCE CO.
                                   (f/k/a The Security Mutual Life Insurance
                                   Company of Lincoln, Nebraska)



                                By  /s/ KEVIN W. HAMMOND
                                   ---------------------------------------------
                                   Its VICE PRESIDENT - CHEIF INVESTMENT OFFICER
                                       -----------------------------------------